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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 6, 2006

                Date of Report (Date of earliest event reported)

                                 ORAGENICS, INC.

             (Exact name of registrant as specified in its charter)

            Florida                  000-50614                  59-3410522

 (State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)            File Number)            Identification No.)

                            13200 Progress Boulevard
                             Alachua, Florida 32615

           (Address of principal executive offices including zip code)

                                 (386) 418-4018

               Registrant's telephone number, including area code

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                                      None
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         (Former name or former address, if changed since last report.)
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Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 6, 2006, Oragenics, Inc. ("the Company") entered into a Securities Purchase Agreement with a group of private accredited investors providing for the issuance of up to 1,500,000 shares of Company common stock at $0.40 per share and 1,500,000 warrants to purchase common stock at an exercise price of $0.60 per share. The warrants will be exercisable for two years and are callable by the Company if its common stock trades at or above $1.60 per share for a 30 consecutive day period. Also, pursuant to the terms of a Registration Rights Agreement dated January 6, 2006, the Company will be obligated to file a registration statement with the Securities and Exchange Commission covering the resale of shares of common stock purchased the private investors and the shares of common stock issuable upon exercise of the warrants. The private placement offering is being made pursuant to an exemption from registration provided by
Section 4(2) of the Securities Act of 1933 and closing is expected to occur on or before February 8, 2006. A copy of the January 11, 2006 press release announcing the financing agreement is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02         ELECTION OF DIRECTORS

         At the meeting of the Board of Directors on January 6, 2006, Oragenics' Board of Directors re-elected Dr. Robert Zahradnik as a Director of the Company. Dr. Zahradnik had resigned his Board position earlier in 2005 so as to comply with the American Stock Exchange's small business required ratio of at least 50% of the board being independent board members. Dr. Zahradnik also currently serves as the Company's President and Chief Executive Officer.

Item 8.01         OTHER EVENTS

         On December 19, 2005, Oragenics, Inc.("the Company") entered into a consulting arrangement with Dr. Raman Bedi, the former Chief Dental Officer for England. Dr. Bedi will organize and chair the Company's International Advisory Committee that will include world leading experts in oral health care. A copy of the January 10, 2006 press release announcing the hiring of Dr. Raman Bedi is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01         FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

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Number                              Description
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99.1                                Press Release dated January 11, 2006
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99.2                                Press Release dated January 10, 2006
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 SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 12th day of January, 2006.


                                 ORAGENICS, INC.
                                 (Registrant)


                                 BY:     /s/ Robert T. Zahradnik

                                         Robert T. Zahradnik
                                         President and Chief Executive Officer